UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2009 (December 9, 2009)

Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

7 Custom House Street, Portland, ME	04101
(Address of Principal Executive Offices)	(Zip Code)

860-293-2006

(Registrant’s Telephone Number, Including Area Code)

10 Columbus Boulevard, Hartford, CT 06106

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events

Company Press Release

On December 10, 2009, the Company issued a press release announcing the voting results of shareholders at the 2009 Annual Meeting of Shareholders held on December 9, 2009 in Orlando, FL. A copy of the Company’s press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

Annual Meeting Presentations to Shareholders

At the Annual Meeting, Mr. Hastings, the Company’s President and Chief Executive Officer, made a slide presentation to shareholders about the Company’s results for the fiscal year ended June 30, 2009, the Company’s planned operations and strategic objectives and plans. A copy of the Company’s Annual Meeting slide presentation is attached hereto as Exhibit 99.2 and is hereby incorporated by reference. The Company will post a copy of this slide presentations on its corporate website, www.magellanpetroleum.com in the near future.

Expansion of Responsibilities of the Compensation Committee and Adoption of Revised Committee Charter

On December 9, 2009, the Compensation Committee of the Board recommended to the Board, and the full Board approved, the delegation of formal director nomination and corporate governance duties to the Committee, the adoption of a revised written charter for the Committee and the renaming of the Committee as the “Compensation, Nominating and Governance Committee”, consistent with the requirements of the listing rules of the Nasdaq Stock Market, Inc. A copy of the revised charter of the Compensation, Nominating and Governance Committee is attached hereto as Exhibit 99.3 and is hereby incorporated by reference. The Company will post a copy of the Committee’s revised Charter on its corporate website, www.magellanpetroleum.com in the near future.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following documents are included as exhibits as follows:

Exhibit No.	Description

99.1	Company press release, dated December 10, 2009.

99.2	Annual Meeting Presentation to Shareholders, December 9, 2009.

99.3	Charter of the Compensation, Nominating and Governance Committee, effective as of December 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/S/ DANIEL J. SAMELA
Name:	Daniel J. Samela
Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer

Dated:    December 11, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Company press release, dated December 10, 2009.

99.2	Annual Meeting Presentation to Shareholders, December 9, 2009.

99.3	Charter of the Compensation, Nominating and Governance Committee, effective as of December 9, 2009.